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Supplement to Statement of Additional Information dated March 1, 2020

Harbor Small Cap Growth Opportunities Fund
Harbor Funds’ Board of Trustees has approved the reorganization of the Harbor Small Cap Growth Opportunities Fund (the “Target Fund”) into the Harbor Small Cap Growth Fund (the “Acquiring Fund”). The Trustees determined that the reorganization is in the best interest of each fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. A shareholder vote is not required to complete the reorganization.
The reorganization is expected to occur on or about the close of business on May 15, 2020, and as a result, shareholders of the Target Fund will automatically become shareholders of the Acquiring Fund on such date. Though the reorganization was initially expected to occur on or about April 24, 2020, it has been delayed in connection with a revised timeline for the registration of shares being issued in connection with the reorganization.
Harbor Capital Advisors, Inc. (the “Adviser”), the investment adviser to the Target Fund and the Acquiring Fund, recommended the reorganization because the Adviser believes that the reorganization is in the best interest of Target Fund and Acquiring Fund shareholders. The reorganization is designed to provide Target Fund shareholders with the opportunity to participate in a larger combined fund with an identical investment objective and similar investment strategies, policies and restrictions. Target Fund shareholders may also benefit from the lower expense ratios of the Acquiring Fund. Additionally, shareholders of the combined fund may benefit in the future from potentially greater prospects for asset growth over time.
The Adviser is responsible for the transition of the Target Fund’s portfolio in connection with the reorganization. The Adviser seeks to continue to provide Target Fund shareholders with exposure to the small cap equities asset class during the transition period.
The Adviser has instructed Elk Creek Partners, LLC (“Elk Creek”), the subadviser to the Target Fund, to refrain from purchasing any new securities or adding to existing positions for the Target Fund’s portfolio. Elk Creek is permitted to conduct sales of the Target Fund’s portfolio holdings in accordance with the Target Fund’s investment strategy. Elk Creek is expected to invest the proceeds of any such sales in exchange-traded index funds (“ETFs”) that provide broad exposure to the small cap equity asset class, except to the extent that such proceeds may be used to meet shareholder redemption requests. The Target Fund may invest in such ETFs in excess of the limits set forth in the Investment Company Act of 1940 in reliance on exemptive orders granted by the Securities and Exchange Commission to the ETFs, subject to the conditions set forth in those orders. The Target Fund will indirectly bear the management and other fees and expenses of any ETF in which it invests, in addition to its own expenses.
On or around April 30, 2020, Elk Creek will cease serving as subadviser to the Target Fund. Following the termination of Elk Creek as subadviser, a transition broker is expected to reposition the Target Fund’s portfolio at the direction of the Adviser in order to align it with that of the Acquiring Fund in advance of the reorganization.
The Target Fund may depart from its stated investment objective and policies as it prepares to reorganize into the Acquiring Fund.
Under the terms of the proposed Agreement and Plan of Reorganization, the Target Fund’s assets and liabilities will be transferred to the Acquiring Fund in return for shares of the Acquiring Fund with equal total net asset value at the time of the reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund held at the time of the reorganization. The transaction is expected to be a tax-free event for federal income tax purposes.
An information statement/prospectus containing more information with respect to the reorganization will be provided to shareholders of record of the Target Fund in advance of the reorganization. In light of the reorganization, the Target Fund is closed to new investors. Existing shareholders may continue to purchase shares of the Target Fund (including through exchanges) until May 11, 2020. All purchases of shares of the Target Fund will be suspended on May 11, 2020 to enable the reorganization to be effected.
March 30, 2020
Investors Should Retain This Supplement For Future Reference
S0320.SAI.0320